   [LOGO]   SILICON VALLEY BANK

            AMENDMENT TO LOAN AGREEMENT


BORROWER: 3D SYSTEMS, INC.
ADDRESS:  26081 AVENUE HALL
          VALENCIA, CALIFORNIA  91355

BORROWER: 3D SYSTEMS, INC.
ADDRESS:  26081 AVENUE HALL
          VALENCIA, CALIFORNIA  91355

BORROWER: 3D SYSTEMS INC. LIMITED
ADDRESS:  UNIT 7, PROGRESSION CENTRE
          MARK ROAD, HEMEL HEMPSTEAD
          HERTS HP2 7DW
          ENGLAND

BORROWER: 3D SYSTEMS FRANCE SARL
ADDRESS:  PARK CLUB UNIVERSITE,
          RUE JEAN ROSTAND #26
          BLDG. R
          ORSAY CEDEX F-91893
          FRANCE

BORROWER: 3D SYSTEMS GmbH
ADDRESS:  RONTGENSTRASSE 41, DARMSTADT-
          ARHEILGEN 63291
          GERMANY

DATE:     AUGUST 18, 1997

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally, the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated June 2, 1993, as amended by that Amendment to Loan Agreement dated August 3, 1994, as amended by that Amendment to Loan Agreement dated July 5, 1995, as amended by that Amendment to Loan Documents dated July 5, 1996 (as so amended and as otherwise amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. AMENDMENT TO SCHEDULE. The Schedule to the Loan and Security Agreement is amended effective on the date hereof, to read as set forth on the Schedule hereto.

     2. FEE. Borrower shall pay to Silicon a fee in the amount of $10,000 in connection herewith, which shall be in addition to interest and all other amounts payable hereunder, and which is not refundable.

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


     BORROWER:                               BORROWER:

     3D SYSTEMS, INC.                        3D SYSTEMS INC. LIMITED


     BY_______________________________       BY_______________________________
        PRESIDENT OR VICE PRESIDENT              PRESIDENT OR VICE PRESIDENT

     BY_______________________________       BY_______________________________
        SECRETARY OR ASS'T SECRETARY             SECRETARY OR ASS'T SECRETARY



     BORROWER:                               BORROWER:

     3D SYSTEMS FRANCE SARL                  3D SYSTEMS GmbH



     BY_______________________________       BY_______________________________
         PRESIDENT OR VICE PRESIDENT             PRESIDENT OR VICE PRESIDENT

     BY_______________________________       BY_______________________________
         SECRETARY OR ASS'T SECRETARY            SECRETARY OR ASS'T SECRETARY



                                             SILICON:

                                             SILICON VALLEY BANK



                                             BY_______________________________
                                             TITLE____________________________

                                GUARANTORS' CONSENT
     The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty executed by the undersigned in favor of Silicon, which is hereby ratified and affirmed and shall continue in full force and effect.


3D SYSTEMS, INC.                        3D SYSTEMS FRANCE SARL

By:__________________________________   By:__________________________________
Title:_______________________________   Title:_______________________________


3D SYSTEMS INC. LIMITED                 3D SYSTEMS GmbH

By:__________________________________   By:__________________________________
Title:_______________________________   Title:_______________________________



3D SYSTEMS CORPORATION                  3D SYSTEMS (CANADA) INC.

By:___________________________________  By:_________________________________
Title:________________________________  Title:_______________________________

     [LOGO]    SILICON VALLEY BANK


                                 AMENDED SCHEDULE
                                       TO
                            LOAN AND SECURITY AGREEMENT

BORROWER:      3D SYSTEMS, INC.
ADDRESS:       26081 AVENUE HALL
               VALENCIA, CALIFORNIA   91355

BORROWER:      3D SYSTEMS INC. LIMITED
ADDRESS:       UNIT 7, PROGRESSION CENTRE
               MARK ROAD, HEMEL HEMPSTEAD
               HERTS HP2 7DW
               ENGLAND

BORROWER:      3D SYSTEMS FRANCE SARL
ADDRESS:       PARK CLUB UNIVERSITE,
               RUE JEAN ROSTAND  #26
               BLDG. R.
               ORSAY CEDEX F-91893
               FRANCE

BORROWER:      3D SYSTEMS GmbH
ADDRESS:       RONTGENSTRASSE 41, DARMSTADT-
               ARHEILGEN 63291
               GERMANY

DATE:          AUGUST 18, 1997

CREDIT LIMIT
(Section 1.1):           An amount not to exceed $10,000,000 on a joint and
                         aggregate basis for 3D Systems, Inc., 3D Systems Inc.
                         Limited, 3D Systems France SARL, and 3D Systems GmbH, at any one time outstanding.


   BORROWER LETTER OF
   CREDIT SUBLIMIT       Silicon, in its reasonable discretion, will from
                         time to time during the term of this Agreement issue letters of credit (in addition to the IRB Letter of Credit) for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed $2,500,000 *, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Accounts Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued.
                         Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon
                         Applications for Letters of Credit and such other documentation as Silicon shall specify
                         (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit

                         Documentation. Letters of Credit may have a maturity date up to twelve months beyond the Maturity Date in effect from time to time, provided that if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement.

                         *ON A JOINT AND AGGREGATE BASIS FOR 3D SYSTEMS, INC., 3D SYSTEMS INC. LIMITED, 3D SYSTEMS FRANCE SARL, AND 3D SYSTEMS GmbH

                         LETTERS OF CREDIT SHALL INCLUDE, WITHOUT
                         LIMITATION, THAT CERTAIN STANDBY LETTER OF
                         CREDIT NO. SVB96IS0386 (THE "IRB LETTER OF
                         CREDIT") ISSUED BY SILICON IN CONNECTION WITH THOSE CERTAIN $4,900,000 VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BONDS SERIES 1996 (3D SYSTEMS CORPORATION PROJECT) (THE "INDUSTRIAL REVENUE BONDS").

                         The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

     FOREIGN EXCHANGE
     CONTRACT SUBLIMIT   Up to $500,000* (the "Contract Limit") of the
                         Credit Limit may be utilized for spot and future foreign exchange contracts (the
                         "Exchange Contracts"). The Credit Limit available at any time shall be reduced by the following amounts (the "Foreign Exchange
                         Reserve") on each day (the "Determination
                         Date"):  (i) on all outstanding Exchange
                         Contracts on which delivery is to be effected or settlement allowed more than two business days from the Determination Date, 20% of the gross amount of the Exchange Contracts; plus
                         (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts. In lieu of the Foreign
                         Exchange Reserve for 100% of the gross amount of any Exchange Contract, the Borrower may request that Silicon debit the Borrower's bank account with Silicon for such amount, provided
                         Borrower has immediately available funds in such amount in its bank account.

                        * ON A JOINT AND AGGREGATE BASIS FOR 3D
                        SYSTEMS, INC., 3D SYSTEMS INC. LIMITED, 3D
                        SYSTEMS FRANCE SARL, AND 3D SYSTEMS GmbH

                        Silicon may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is not sufficient availability under the Credit Limit and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If either Silicon or Borrower terminates the Exchange Contracts, and without limitation of the FX Indemnity Provisions (as referred to below), Borrower agrees to reimburse Silicon for any and all fees, costs and expenses relating thereto or arising in connection therewith.

                        Borrower shall not permit the total gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $250,000* (the "Settlement Limit"), nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed the Contract Limit.

                        * ON A JOINT AND AGGREGATE BASIS FOR 3D
                        SYSTEMS, INC., 3D SYSTEMS INC. LIMITED, 3D
                        SYSTEMS FRANCE SARL, AND 3D SYSTEMS GMBH

                        Notwithstanding the above, however, the amount which may be settled in any two (2) business day period may, in Silicon's sole discretion, be increased above the Settlement Limit up to, but in no event to exceed, the amount of the Contract Limit (the "Discretionary Settlement Amount") under either of the following circumstances (the "Discretionary Settlement Circumstances"):

                           (i) if there is sufficient availability under the Credit Limit in the amount of the Foreign Exchange Reserve as of each Determination Date, provided that Silicon in advance shall reserve the full amount of the Foreign Exchange Reserve against the Credit Limit; or

                           (ii) if there is insufficient availability under the Credit Limit as to settlements within any two (2) business day period if Silicon is able to: (A) verify good funds overseas prior to crediting Borrower's deposit account with Silicon (in the case of Borrower's sale of foreign currency); or (B) debit Borrower's deposit account with Silicon prior to delivering foreign currency overseas (in the case of Borrower's purchase of foreign currency);

                        PROVIDED that it is expressly understood that Silicon's willingness adopt the Discretionary Settlement Amount is a matter of Silicon's sole discretion and the existence of the Discretionary Settlement Circumstances in no way means or implies that Silicon shall be obligated to permit the Borrower to exceed the Settlement Limit in any two business day period.

                        In the case of Borrower's purchase of foreign currency, Borrower in advance shall instruct Silicon upon settlement either to treat the settlement amount as an advance under the Credit Limit, or to debit Borrower's account for the amount settled.


                        The Borrower shall execute all standard form applications and agreements of Silicon in connection with the Exchange Contracts, and without limiting any of the terms of such applications and agreements, the Borrower will pay all standard fees and charges of Silicon in connection with the Exchange Contracts.

                        Without limiting any of the other terms of this Loan Agreement or any such standard form applications and agreements of Silicon, Borrower agrees to indemnify Silicon and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Silicon's choice), of every nature and description, which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby (collectively referred to as the "FX Indemnity Provisions").

                              The Exchange Contracts shall have maturity dates no later than the Maturity Date.



INTEREST RATE (Section 1.2):  A rate equal to the "Prime Rate" in effect from time to time (except that the interest
                              rate on any obligations outstanding under the IRB Letter of Credit shall be as set forth therein). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.
                              "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN FEE
(Section 1.3):                SEE AMENDMENT OF EVEN DATE HEREWITH.

MATURITY DATE
(Section 5.1):                JULY 5, 1998 (except that the Maturity Date of
                              the IRB Letter of Credit shall be as set forth
                              therein).
PRIOR NAMES OF BORROWER
(Section 3.2):                NONE

TRADE NAMES OF BORROWER
(Section 3.2):                NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):                FOR 3D SYSTEMS, INC.

                              6230 N. BELTLINE RD., SUITE 300, IRVING, TX 75063

                              27280 HAGGERTY ROAD, TECHNOLOGY PARK, SUITE C-7, FARMINGTON HILLS, MICHIGAN 48331

                              PLYMOUTH CROSSING, 4110 BUTLER PIKE, SUITE A102, PLYMOUTH MEETING, PA 19462

                              1350 REMINGTON RD., SUITE K, SCHAUMBURG, IL
                              60173

MATERIAL ADVERSE LITIGATION
(Section 3.10):               NONE

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):                Without Silicon's prior written consent, Borrower
                              may do the following, provided that,
                              after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) pay or lend to the Parent Company whether by dividend, advance or otherwise, such amounts to enable the Parent Company to pay when due all federal, state, and local taxes; reasonable operating expenses; and legal, accounting and filing fees; in each of the foregoing cases, however, payments shall only be made in such amounts as are attributable to the ownership of Borrower
                              (collectively referred to as the "Upstream
                              Payments"), including, without limitation, directors' fees, legal and accounting expenses and filing fees attributable to the ownership of Borrower, PROVIDED,
                              HOWEVER, Borrower may pay or lend to the Parent Company funds not to exceed
                              $10,000,000 to allow the Parent Company to repurchase up to 1,500,000 shares of Parent Company's stock; and (ii) make scheduled payments of principal and interest on Silicon approved subordinated indebtedness owing to the Borrower's shareholders and related parties.

FINANCIAL COVENANTS
(Section 4.1):                Borrower shall cause Parent Company to
                              comply with all of the following covenants on a consolidated basis. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

     QUICK ASSET RATIO:       Parent Company shall maintain a ratio of "Quick
                              Assets" to current liabilities of not less than
                              2.50 to 1.

     TANGIBLE NET WORTH:      Parent Company shall maintain a tangible net
                              worth of not less than $52,000,000.

     DEBT TO TANGIBLE
     NET WORTH RATIO:        Parent Company shall maintain a ratio of total
                             liabilities to tangible net worth of not more than 0.75 to 1.

     DEFINITIONS:            "Current liabilities" shall have the meaning
                             ascribed thereto in accordance with generally accepted accounting principles, except that
                             "current liabilities":

                               (i)  shall include the IRB Letter of Credit;

                              (ii) shall not include any current portion of
                                   the indebtedness represented by the
                                   Industrial Revenue Bonds.

                              "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises.

                              "Quick Assets" means cash on hand or on
                              deposit in banks, readily marketable
                              securities issued by the United States,
                              readily marketable commercial paper rated
                              "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

     DEFERRED REVENUES:       For purposes of the above quick asset ratio,
                              deferred revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities and shall not be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

     SUBORDINATED DEBT:      "Liabilities" for purposes of the foregoing
                              covenants do not include indebtedness
                              which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):                Borrower shall at all times comply with all
                              of the following additional covenants:

                              1.   BANKING RELATIONSHIP.  Borrower shall
                              at all times maintain its primary banking relationship with Silicon.

                              2.   INDEBTEDNESS.  Without limiting any of
                              the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for indebtedness to Silicon, and Borrower shall cause Parent Company, on a consolidated basis, not to incur indebtedness in the future except for indebtedness in connection with: (i) the purchase or lease of equipment, which shall not exceed $2,500,000 in the aggregate at any time outstanding; or (ii) the Industrial Revenue Bonds.

                              3. UVP INTERCREDITOR. The Borrower shall cause UVP, Inc. to maintain in effect the intercreditor agreement with Silicon.

                              4. CROSS CORPORATE GUARANTY. Each Borrower shall maintain in effect, and Borrower shall cause Parent Company to maintain in effect, the respective Cross Corporate Continuing Guaranty that each delivered to Silicon in connection with the original Loan Agreement.

                              5. NEGATIVE PLEDGE. Borrower shall not grant a security interest in any of its Collateral, whether presently owned or hereafter acquired, PROVIDED, HOWEVER, Borrower may incur liens on capital equipment relating to indebtedness incurred pursuant to Paragraph 2 set forth above entitled "Indebtedness".

                              6. ADDITIONAL EVENTS OF DEFAULT; UVP LETTER, MATERIAL ADVERSE CHANGE. Without limiting the Events of Default as set forth in the Loan Agreement, each of the following shall constitute an Event of Default: (a) a default or event of default under the Letter Agreement dated
                              January 5, 1990 between Borrower and UVP, Inc.
                              or under the Security Agreement dated
                              January 5, 1990 between Borrower and UVP, Inc.; and (b) a material adverse change in the business, assets or prospects of Borrower or any guarantor after the date hereof.

                              7. NORWEST BANK INTERCREDITOR. The Borrower shall cause Norwest Bank Colorado, National Association, a national banking association ("Norwest"), to execute and maintain in effect for so long as the IRB Letter of Credit is outstanding an intercreditor agreement with Silicon in form and substance acceptable to Silicon in its discretion.

                              8. ADDITIONAL EVENT OF DEFAULT: REIMBURSEMENT AGREEMENT BY PARENT. Without limiting the Events of Default as set forth in the Loan Agreement, any default or event of default under that certain Reimbursement Agreement dated as of
                              August 1, 1996, by and between the Parent Company and Norwest, shall constitute an Event of Default.

                              9.   CASH COLLATERALIZATION OF IRB LETTER OF
                              CREDIT. Notwithstanding any other term of this Agreement, if upon (a) the Maturity Date, or
                              (b) the date of any earlier termination of this Agreement, or (c) the date of occurrence of any Event of Default, the IRB Letter of Credit is outstanding, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to 105% of the face amount of the IRB Letter of Credit plus all interest, fees and costs due or to become due in connection therewith, to secure all of the Obligations relating to the IRB Letter of Credit, pursuant to Silicon's then standard form cash pledge agreement.

     BORROWER:                               BORROWER:
     3D SYSTEMS, INC.                        3D SYSTEMS INC. LIMITED

     BY                                      BY
       -------------------------------         -------------------------------
          PRESIDENT OR VICE PRESIDENT             PRESIDENT OR VICE PRESIDENT

     BY                                      BY
       -------------------------------         -------------------------------
          SECRETARY OR ASS'T SECRETARY            SECRETARY OR ASS'T SECRETARY


     BORROWER:                               BORROWER:

     3D SYSTEMS FRANCE SARL                  3D SYSTEMS GMBH



     BY                                      BY
       -------------------------------         -------------------------------
          PRESIDENT OR VICE PRESIDENT             PRESIDENT OR VICE PRESIDENT


     BY                                      BY
       -------------------------------         -------------------------------
          SECRETARY OR ASS'T SECRETARY           SECRETARY OR ASS'T SECRETARY




                                             SILICON:

                                             SILICON VALLEY BANK



                                             BY
                                               -------------------------------
                                             TITLE
                                                  ----------------------------















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